Promissory Note
                            (Fixed Rate - Closed End)



NEBO Products, Inc.                              Lender: David W & Marian Meyers
12382 Gateway Parkplace #300                                        P.O. Box 267
Draper, UT 84020                                                 Moose, WY 83012
801-495-2150 (p)
801-495-2151 (f)                                         Date: February 11, 2001



--------------------------- -------------------------- -------------------------- --------------------------- ----------------------
MONTHLY                     FINANCE CHARGE             AMOUNT FINANCED            TOTAL OF  PAYMENTS
PERCENTAGE                  The dollar amount the      The amount of credit       The amount I will have
RATE                        credit will cost me.       provided to me or on my    paid after I have made
                                                       behalf.                    all payments as scheduled.


2%                          $26,200                    $160,000.00                $186,200
--------------------------- -------------------------- -------------------------- --------------------------- ----------------------


Would you like to receive an itemization of the Amount Financed.
__ I want an itemization.           __ I do not want an itemization.


--------------------------- ------------------------------------------------ -------------------------------------------------------
Number of Payments          Amount of Payments                               When Payments Are Due
--------------------------- ------------------------------------------------ -------------------------------------------------------
1 interest payment          $3,200                                           March 1, 2001
3 interest payments         $2,700                                           On the 1st of each month starting April 1, 2001 and
                                                                             ending June 1, 2001
3 interest payments         $2,300                                           On the 1st of each month starting July 1, 2001 and
                                                                             ending September 1, 2001
3 interest payments         $1,800                                           On the 1st of each month starting October 1, 2001 and
                                                                             ending December 1, 2001
2 interest payments         $1,300                                           On the 1st of each month starting January 1, 2002 and
                                                                             ending February 1, 2002
--------------------------- ------------------------------------------------ -------------------------------------------------------
1 principal payment         $25,000                                          March 1, 2001
1 principal payment         $20,000                                          June 1, 2001
1 principal payment         $25,000                                          September 1, 2001
1 principal paymnet         $25,000                                          December 1, 2001
1 balloon payment           $65,000                                          February 1, 2001
--------------------------- ------------------------------------------------ -------------------------------------------------------




The Undersigned promises to pay sum of one hundred eighty six thousand two hundred and zero cents, ($186,200.00).

The interest payments shall consist of 1 payment of $3,040 dollars on March 11, 2001 and 3 payments of $2,700 on the 1st day of each month starting April 1, 2001 and continuing until June 1, 2001, 3 payment of $2,300 on the 1st day of each month starting July 1, 2001 and continuing until September 1, 2001, 3 payment of $1,900 on the 1st day of each month starting October 1, 2001 and continuing until December 1, 2001, 2 payment of $1,500 on the 1st day of each month starting January 1, 2002 and continuing until February 1, 2002. Principal payment shall consist of 1 payment of $25,000 on March 1, 2001, 1 payment of $20,000 on June 1, 2001, 1 payment of $20,000 on September 1, 2001,1 payment of $20,000 on December 1, 2001, and one balloon payment of $75,000 on February 1, 2002.

The note is secured by 2 shares of NEBO Products, Inc. stock for each dollar of principal outstanding. That would be 320,000 shares of NEBO Product, Inc. stock at the time of this note and would be adjusted after each principal reduction payment. This note is also secured by inventory.

Prepayment:  There will be no penalty for balances paid off early.

Any check returned unpaid will incur a charge of $20.00.

If this note is not paid when due, the undersigned promises to pay, in addition, all costs of collection and reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

On the happening to or by any maker of any of the following events, this note and all other obligations, direct or contingent, of any such maker or endorser hereof to payee shall become due and payable immediately, without demand or notice: failure to make any payment within 10 days of the date due; making of any misrepresentation to the payee for the purpose of obtaining credit or an extension of credit; any assignment for the benefit of creditors; voluntary or involuntary application for, or appointment of, a receiver; filing a voluntary or involuntary petition under any of the provisions of the payee, the undersigned's financial responsibility shall become impaired or unsatisfactory to the payee.


Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, consents to the acceptance of security, if any, for this note, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.


This Promissory Note is the final expression of the terms and conditions of this loan transaction between NEBO Products, Inc. and David W & Marian Meyers. This written agreement may not be contradicted by evidence or any oral agreement.


Executed on 2/11/01, at Draper, Utah.




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